                                                                   Exhibit 4.2
                                    [FRONT]

$450 CUMULATIVE CONVERTIBLE
     PREFERRED STOCK

          NUMBER                                              SHARES

     ---------------                                          ---------------

INCORPORATED UNDER THE LAWS OF                                SEE REVERSE FOR
   THE STATE OF OKLAHOMA                                    CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE
    IN NEW YORK, NEW YORK



                  $450 CUMULATIVE CONVERTIBLE PREFERRED STOCK

                       LOUIS DREYFUS NATURAL GAS CORP.
                                                           CUSIP
                                                                 --------------
     This certifies that
                           ----------------------------------------------------

is the owner of
                ---------------------------------------------------------------


FULLY PAID AND NON-ASSESSABLE SHARES OF $450 CUMULATIVE CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, OF

Louis Dreyfus Natural Gas Corp., an Oklahoma corporation (hereinafter and on the back hereof called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Amended and Restated Certificate of Incorporation and the By-laws of the Corporation (copies of which are on file with the Transfer Agent) as now or hereafter amended pursuant to their terms, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
               TRANSFER AGENT
               AND REGISTRAR


By
  ------------------------     ---------------------      --------------------
      Authorized Signature                 Secretary                 President

                                     [SEAL]

                                    [REVERSE]

                         LOUIS DREYFUS NATURAL GAS CORP.
                   $450 CUMULATIVE CONVERTIBLE PREFERRED STOCK

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of the $450 Cumulative Convertible Preferred Stock and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     Keep this certificate in a safe place. If it is lost, stolen or destroyed, the Corporation may required a bond of indemnity as a condition to the issuance of a replacement certificate.

-------------------------------------------------------------------------------

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.  Additional abbreviations may also be used though not in the following list:
TEN COM - as tenants in common             UNIF GIFT MIN ACT - .........Custodian.........
TEN ENT - as tenants by the entireties                           (Cust)           (Minor)
JT TEN  - as joint tenants with right of
          survivorship and not as tenants       under..........Uniform Gifts to Minors Act
          in common                                   (State)

-------------------------------------------------------------------------------

     FOR VALUE RECEIVED, ________________________________ hereby  sell, assign and transfer  unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------------

-----------------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------------------------------
(Signature must be guaranteed by a commercial bank or trust company or a member firm of a recognized
United States securities exchange)



                              X
                               ------------------------------------------------
                                 NOTICE:The signature to this assignment must correspond with the name as written upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatsoever.